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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):   March 18, 1998

                               THE MIDDLEBY CORPORATION
                (Exact name of registrant as specified in its charter)

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        Delaware                      1-9973                  36-3352497
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(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation)              File number)             Identification No.)
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2850 West Golf Road, Suite 405, Rolling Meadows, IL            60008
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (847) 758-3880



                       1400 Toastmaster Drive, Elgin, IL 60120
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             Former name or former address, if changed since last report

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  Item 5.      OTHER EVENTS

     This current report on Form 8-K has been filed to publicly file certain agreements which the Company has recently entered into. Such agreements are filed as Exhibits 4(a), 4(b), 10(a) and 10(b) attached hereto.

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 Item 7.      Financial Statement and Exhibits

 4(a)         Amendment No. 5 to Note Agreement, dated as of March 18, 1998.

 4(b) Multicurrency Credit Agreement Dated as of March 19, 1998 among Middleby Marshall Inc., the Subsidiaries of Middleby Marshall Inc., and Bank of America National Trust and Savings Association.


 10(a) Amendment No. 1 to Amended and Restated Employment Agreement of William F. Whitman, Jr.

 10(b) Amendment No. 1 to Amended and Restated Employment Agreement of David P. Riley.
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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


 Dated: August 21, 1998       THE MIDDLEBY CORPORATION
                              (Registrant)

                              By:  /s/ John J. Hastings
                                 -----------------------------
                                 Name:  John J. Hastings
                                 Title: Executive Vice President and
                                        Chief Financial Officer